UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 31, 2003

ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 North Loop West, Houston, Texas	77008
(Address of Principal Executive Offices)	(Zip Code)

(713) 880-6500
(Registrant’s Telephone Number, including Area Code)

Item 5.  OTHER EVENTS.

        We are filing the audited consolidated balance sheet of Enterprise Products GP, LLC as of December 31, 2003, which is included as Exhibit 99.1 to this current report. Enterprise Products GP, LLC is the general partner of Enterprise Products Partners L.P.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

23.1	Consent of Deloitte & Touche LLP.
99.1	Audited Consolidated Balance Sheet of Enterprise Products GP, LLC as of December 31, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

By: Enterprise Products GP, LLC, as general partner

Date: March 22, 2004	By:	/s/ Michael J. Knesek
Michael J. Knesek Vice President, Controller, and Principal Accounting Officer of Enterprise Products GP, LLC